UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): January 28, 2014

                                TECHNE CORPORATION
           (Exact Name of Registrant as Specified in its Charter)

           Minnesota                0-17272                 41-1427402
      (State or Other        (Commission File Number)     (I.R.S. Employer
       Jurisdiction of                                    Identification
         Incorporation)                                       Number)

                              614 McKinley Place NE
                              Minneapolis, MN 55413
               (Address of Principal Executive Offices) (Zip Code)

                                 (612) 379-8854
               (Registrant's Telephone Number, Including Area Code)

                                  Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/__/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/__/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/__/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/__/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of
Certain Officers

     January 28, 2014, the Board of Directors of Techne Corporation (the "Company") appointed Charles R. Kummeth, the Company's Chief Executive Officer, to fill the role of Chief Financial Officer on an interim basis following the previously announced departure of Chief Financial Officer Gregory J. Melsen. Mr. Melsen will continue to perform the duties of principal financial officer through the filing of the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2013 (the "Form 10-Q"), which is anticipated to be filed on or about February 4, 2014. Mr. Kummeth will perform the duties of principal financial officer immediately following the filing of the Form 10-Q and until the appointment of a new Chief Financial Officer.




                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  TECHNE CORPORATION

Date: February 3, 2014	       By:   /s/ Charles R. Kummeth
                                  ----------------------------
                                  Charles R. Kummeth
                                  President and Chief Executive Officer